Exhibit 99.1

June rates - Effective June 18, 2018 April 2019 Ticker: EGBN www.EagleBankCorp.com Investor Presentation

Forward Looking Statements Forward Looking Statements This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934 , as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions . In some cases, forward - looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases . These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty . For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10 - K and other periodic and current reports filed with the SEC . Because of these uncertainties and the assumptions on which this discussion and the forward - looking statements are based, actual future operations and results in the future may differ materially from those indicated herein . Readers are cautioned against placing undue reliance on any such forward - looking statements . The Company’s past results are not necessarily indicative of future performance . The Company does not undertake to publicly revise or update forward - looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law . This presentation was delivered digitally . The Company makes no representation that subsequent to delivery of the presentation it was not altered . For the most current, accurate information, please refer to www . eaglebankcorp . com and go to the Investor Relations tab . For further information on the Company please contact : Michael T . Flynn 240 - 497 - 2040 mflynn@eaglebankcorp . com 2

Company Overview ▪ Eagle Bancorp, Inc. is a growth - oriented community bank focused on the Washington, DC metropolitan area ▪ Commercially - oriented business model with deep relationships of loans, core deposits and related products ▪ S treamlined network of 20 branches located in Northern Virginia, Suburban Maryland and the District of Columbia ▪ #1 in deposit market share among community banks headquartered in the Washington, DC metropolitan area ▪ Largest market capitalization of any community bank based in the Washington, DC metropolitan area ▪ Largest and most profitable bank headquartered and operating in the state of Maryland 3 Data as - of March 31, 2019.

Investment Highlights ▪ Focused on Profitability and Balanced Financial Performance ▪ Strong Net Interest Margin = 4.02% ▪ DDA’s as a percentage of Average Deposits = 32.38% ▪ Operating Leverage with streamlined branch system: Efficiency Ratio = 36.82%* ▪ Clean Asset Quality: NPAs/Assets = 0.50% ▪ Low Charge - Off History: NCOs/Average Loans = 0.19% ▪ Demonstrated Consistent Organic Growth, combined with Proven Ability to Evaluate and Execute Acquisitions ▪ Strategic Geographic Market Positioning ▪ Dedicated Board Focused on Vision and Governance 4 NOTE: Financial data at or for the quarter ended March 31, 2019, *Adjusted Efficiency Ratio excludes non - recurring items

Experienced Senior Management Team 5 Years Years in with Name Title/Function Banking EGBN Susan G. Riel Interim CEO & President, Eagle Bancorp & EagleBank 42 20 Charles D. Levingston EVP & Chief Financial Officer - Eagle Bancorp & EagleBank 18 7 Antonio F. Marquez EVP & Chief Real Estate Lending Officer 33 7 Lindsey S. Rheaume EVP & Chief C&I Lending Officer 33 4 Janice L. Williams EVP & Chief Credit Officer 24 15 Susan O. Kooker EVP & Chief Risk Officer 36 11

Board Focused on Vision and Oversight 6 Years with Name Title/Function EGBN Norman R. Pozez Chair - Board of Directors, Governance & Nominating Committee 11 Leland M. Weinstein Lead Director, Chair - Compensation Committee 20 Kathy A. Raffa Chair - Audit Committee 4 Leslie M. Alperstein, Ph.D. Board Member 20 Dudley C. Dworken Board Member 20 Harvey M. Goodman Board Member 20 Susan G. Riel Board Member 20 Donald R. Rogers Board Member 20

Summary Statistics 7 NOTE: Data as - of March 31, 2019 unless otherwise noted. (1) Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 34 - 38. Total Assets: $8.4 billion Total Loans: $7.2 billion Total Deposits: $6.7 billion Tangible Common Equity: $1.0 billion (1) Tangible Book Value per Common Share: $30.20 (1) Shares Outstanding (at close March 29, 2019): 34,537,193 Market Capitalization (at close March 29, 2019): $1.73 billion Insider Ownership: 3.3% Institutional Ownership: 81% Member of Russell 2000 Yes Member of S&P SmallCap 600 Yes

EagleBank Branch Locations 8 Loudoun County Fairfax County I - 66 I - 495 I - 95 Alexandria Arlington I - 495 N US 50 Washington, DC Prince George’s County I - 495 I - 95 Montgomery County I - 270 Branch System Virginia 9 Maryland 6 Washington, DC 5 Total 20 NOTE: Branch total as of March 31, 2019.

Deposit Market Share

(Dollar values in thousands)

		Washington, DC Metropolitan Area					
Rank	Local Community Banks	Company Name	Branches	June 30, 2017 Balance	June 30, 2018 Balance	Annual Growth	2018 Market Share
1		Bank of America Corp.	153	31,960,708	36,020,840	12.7%	17.3%
2		Capital One Financial Corp.	126	27,715,433	32,472,108	17.2%	15.6%
3		Wells Fargo & Co.	160	31,634,621	29,004,206	-8.3%	13.9%
4		SunTrust Banks Inc.	152	19,627,554	18,971,412	-3.3%	9.1%
5		BB&T Corp.	166	13,923,629	14,122,059	1.4%	6.8%
6		PNC Financial Services Group Inc.	178	13,684,214	13,829,853	1.1%	6.6%
7		Citigroup Inc.	34	8,115,000	8,831,000	8.8%	4.2%
8		United Bankshares Inc.	69	8,587,160	8,491,143	-1.1%	4.1%
9	**1**	**Eagle Bancorp Inc.**	**20**	**5,953,269**	**6,344,313**	6.6%	3.0%
10	2	Sandy Spring Bancorp Inc.	47	3,006,830	4,864,852	61.8%	2.3%
11		M&T Bank Corp	76	4,433,787	4,362,246	-1.6%	2.1%
12		Toronto-Dominion Bank	50	3,952,541	3,950,139	-0.1%	1.9%
13		HSBC Holdings Plc	12	2,334,734	3,459,642	48.2%	1.7%
14	3	Burke & Herbert Bank & Trust Co.	25	2,342,964	2,329,599	-0.6%	1.1%
15	4	Access National Bank	14	2,147,518	2,087,972	-2.8%	1.0%
16		Union Bank & Trust	19	1,379,334	1,836,408	33.1%	0.9%
17	5	Revere Bank	8	1,385,487	1,523,792	10.0%	0.7%
18	6	Old Line Bank	19	1,068,276	1,321,437	23.7%	0.6%
19	7	First Virginia Community Bank	6	857,408	1,011,230	17.9%	0.5%
20		Amalgamated Bank	1	514,858	978,551	90.1%	0.5%
21	8	Community Bank of the Chesapeake	11	817,956	976,279	19.4%	0.5%
22	9	John Marshall Bank	6	879,000	976,132	11.1%	0.5%
23	10	Capital Bank	4	865,655	921,829	6.5%	0.4%
24	11	Congressional Bank	6	750,723	844,176	12.4%	0.4%
25	12	Main Street Bank	6	540,642	803,223	48.6%	0.4%
		All Other Market Participants	176	10,240,571	8,225,920	-19.7%	5.2%
		Market Total	1,544	198,719,872	208,560,361	5.0%	100.0%

77.6% (Ranks 1–8 combined)

NOTE: Washington, D.C. Metro Area as defined in FDIC Summary of Deposits Report. Data excludes: E*Trade whose deposits are substantially from outside of the defined market area.
SOURCE: FDIC, as of June 30, 2017 and June 30, 2018.

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Performance Statistics

Key Ratios (at or for the period ended)	EGBN						Peer Group (1)
	2014Y	2015Y	2016Y	2017Y	2018Y	2019Q1	2018Q4
Net Interest Margin	4.44%	4.33%	4.16%*	4.15%	4.10%	**4.02%**	**3.58%**
Efficiency Ratio	50.67%	42.49%	40.29%	37.84%	37.31%	**36.82%****	**61.22%**
NPAs + 90 Days Past Due/Total Assets	0.68%	0.31%	0.30%	0.20%	0.21%	**0.50%**	**0.54%**
Allowance Loan Losses/Gross Loans	1.07%	1.05%	1.04%	1.01%	1.00%	**0.98%**	**0.94%**
Reserve/NPLs (Coverage Ratio)	205.30%	397.95%	330.49%	489.20%	429.72%	**329.15%****	**259.30%**
Net Charge-Offs to Average Loans (annualized)	0.17%	0.17%	0.09%	0.06%	0.05%	**0.19%**	**0.09%**
Tangible Common Equity/Tangible Assets (2)	8.54%	10.56%	10.84%	11.44%	12.11%	**12.65%****	**N/A**
Tier 1 Leverage Ratio	10.69%	10.90%	10.72%	11.45%	12.08%	**12.55%****	**10.35%**
Return on Average Assets	1.31%	1.49%	1.52%	1.62%**	1.91%	**1.85%****	**1.22%**
Return on Average Common Equity	13.50%	12.32%	12.27%	12.67%**	14.89%	**13.84%****	**8.14%**
Earnings Per Share (Diluted)	$1.95	$2.50	$2.86	$3.35**	$4.42	**$1.11****	**N/A**

NOTE: (1) Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $10 billion. (2) Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 34 - 38. * Impact of July 2016 Sub-Debt raise in 2016Y was (9bps). ** Data for 2017Y & 2019Q1 is shown on an adjusted basis.

EAGLE BANCORP, INC.
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Consistent Balance Sheet Growth 11 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 $6,500 $7,000 $7,500 $8,000 $8,500 Millions of Dollars 14Q1 14Q2 14Q3 14Q4 15Q1 15Q2 15Q3 15Q4 16Q1 16Q2 16Q3 16Q4 17Q1 17Q2 17Q3 17Q4 18Q1 18Q2 18Q3 18Q4 19Q1 Total Assets $8,388 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. * Q4 2017 is shown on an operating basis. *

Consistent Net Income Growth 12 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 Thousands of Dollars 14Q1 14Q2 14Q3 14Q4 15Q1 15Q2 15Q3 15Q4 16Q1 16Q2 16Q3 16Q4 17Q1 17Q2 17Q3 17Q4 18Q1 18Q2 18Q3 18Q4 19Q1 Net Income Available to Common SBLF Dividend $38,499 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. * Q4 2017 & Q1 2019 is shown on an adjusted basis. * *

$0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1 EPS (Reported) EPS (Operating) Earnings Per Share 13 $1.95 $2.08 $2.50 $2.86 $3.35 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. EPS (Operating) for 2014 is net of merger related expenses. EPS for 2017 & Q1 2019 are shown on an adjusted basis.; Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 34 - 38. $2.92 $4.42 $0.98 $1.11

$14.56 $18.83 $21.61 $24.67 $29.17 $30.20 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 2014Y 2015Y 2016Y 2017Y 2018Y 2019YTD Tangible Book Value per Share 14 NOTE: P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 34 - 38. Virginia Heritage Bank acquisition closed on October 31, 2014.

4.44% 4.33% 4.16% 4.15% 4.10% 4.02% 3.58% 3.49% 3.48% 3.53% 3.58% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1 EGBN Peer Group Net Interest Margin 15 NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $1 0 billion. Virginia Heritage Bank acquisition closed on October 31, 2014. * Impact of July 2016 Sub - Debt raise in 2016 was (9bps). *

0.33% 0.36% 0.44% 0.58% 0.99% 1.19% 0.45% 0.42% 0.44% 0.54% 0.81% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1 Cost of Funds EGBN Peer Group 4.77% 4.69% 4.60% 4.73% 5.09% 5.21% 4.06% 3.93% 3.93% 4.06% 4.38% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1 Yield on Average Earning Assets EGBN Peer Group Yields and Cost of Funds 16 NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $1 0 billion. Virginia Heritage Bank acquisition closed on October 31, 2014. * Impact of July 2016 Sub - Debt Raise in 2016 was (5bps). The Sub - Debt raise impact on Cost of Funds in 2016 was 4bps. * * 5.37% 5.24% 5.11% 5.17% 5.54% 5.62% 4.72% 4.48% 4.41% 4.52% 4.85% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1 Yield on Loans EGBN Peer Group

Moderate Interest Rate Risk Position

(Dollar value in thousands)
Interest Rate Indicators and Trends

	2014Y	2015Y	2016Y	2017Y	2018Q4	2019Q1
Repricing Duration of Assets and Liabilities (months)						
Investments	49	47	43	41	34	**29**
Loans	27	25	23	17	17	**18**
Deposits	34	32	27	26	26	**27**
Borrowings	30	40	64	21	38	**16**
Economic Value of Assets and Liabilities						
Book Value of Portfolio Loans	$ 4,312,399	$ 4,998,368	$ 5,618,820	$ 6,348,262	$ 6,992,749	**$ 7,174,074**
Economic Value of Portfolio Loans	$ 4,314,618	$ 5,000,717	$ 5,624,085	$ 6,368,262	$ 7,028,362	**$ 7,192,578**
Premium (Discount) in Loans	0.1%	0.0%	0.1%	0.3%	0.5%	**0.3%**
Book Value of Deposits	$ 4,310,768	$ 5,158,445	$ 5,717,837	$ 5,852,129	$ 6,972,266	**$ 6,682,022**
Economic Value of Deposits	$ 4,197,226	$ 5,002,426	$ 5,548,300	$ 5,543,159	$ 6,607,501	**$ 6,390,425**
Premium (Discount) in Deposits	-2.6%	-3.0%	-3.0%	-5.3%	-5.2%	**-4.4%**
Book Value of Equity	$ 620,761	$ 738,602	$ 842,799	$ 950,438	$ 1,108,941	**$ 1,148,487**
Economic Value of Equity	$ 734,935	$ 896,974	$ 1,030,450	$ 1,291,456	$ 1,405,102	**$ 1,365,423**
Equity Premium Percentage	18.4%	21.4%	22.3%	35.9%	26.7%	**18.9%**
Interest Rate Shock Analysis						
SHORT TERM EFFECTS (dollars in thousands)						
Net Interest Income - Flat balance Sheet	$ 202,091	$ 250,826	$ 270,909	$ 290,055	$ 310,167	**$ 320,016**
Net Interest Income - + 100 basis point shock	$ 197,675	$ 250,113	$ 276,988	$ 305,576	$ 325,192	**$ 334,014**
Percentage Change	-2.2%	-0.3%	2.2%	5.4%	4.8%	**4.4%**
Net Interest Income - + 200 basis point shock	$ 199,613	$ 257,705	$ 289,966	$ 321,011	$ 339,949	**$ 347,714**
Percentage Change	-1.2%	2.7%	7.0%	10.7%	9.6%	**8.7%**
Net Interest Income - + 300 basis point shock	$ 203,701	$ 266,070	$ 303,319	$ 336,214	$ 354,675	**$ 361,315**
Percentage Change	0.8%	6.1%	12.0%	15.9%	14.3%	**12.9%**
Net Interest Income - + 400 basis point shock	$ 207,441	$ 274,468	$ 316,719	$ 351,372	$ 369,452	**$ 375,057**
Percentage Change	2.6%	9.4%	16.9%	21.1%	19.1%	**17.2%**
Net Interest Income - - 100 basis point shock	$ 200,680	$ 244,895	$ 264,079	$ 283,576	$ 295,870	**$ 306,865**
Percentage Change	-0.7%	-2.4%	-2.5%	-2.2%	-4.6%	**-4.1%**
Net Interest Income - - 200 basis point shock	$ 196,217	$ 241,220	$ 256,318	$ 269,693	$ 289,637	**$ 302,256**
Percentage Change	-2.9%	-3.8%	-5.4%	-7.0%	-6.6%	**-5.5%**

- Both assets and liabilities remain short with repricing durations at 18 months on loans and 27 months on deposits
- A 100 bps shock increase would increase Net Interest Income by about $14.0 million or 4.4% on a **static** balance sheet over a 12 month period

Virginia Heritage Bank acquisition closed on October 31, 2014.

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$0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 Revenue ($000s) Non-Int Expense ($000s) Consistent Increases in Operating Leverage 18 NOTE: P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 34 - 38. Virginia Heritage Bank acquisition closed on October 31, 2014. Data for Q2, Q3, Q4 2014 are shown on an operating basis, net of merger related expenses. Q4 2017 & Q1 2019 is shown on an adjusted basis.

Consistently Improving Efficiency Ratio 19 Note: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion an d $ 10 billion. Virginia Heritage Bank acquisition closed on October 31, 2014 . * Q1 2019 is shown on an adjusted basis. P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 34 - 38. 51% 42% 40% 40% 37% 37% 68% 65% 64% 62% 61% 30% 35% 40% 45% 50% 55% 60% 65% 70% 75% 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1 EGBN Peer Group *

Deposit Composition and Growth 20  Commercial focus drives growth of Noninterest Bearing Demand accounts  Wholesale Deposits used to enhance cost of funds, not a strategy to replace growth in core deposits (1) Core deposits include CDAR’s and ICS reciprocal deposits. (Dollar Values in Thousands) Deposit Type % of % of % of Balance Total Balance Total Balance Total Noninterest Bearing 1,909,210$ 31.2% 2,104,220$ 30.2% 2,216,270$ 33.2% Interest Bearing Transaction 366,986 6.0% 593,107 8.5% 588,326 8.8% Core Savings & Money Market (1) 2,317,554 37.7% 2,304,996 33.1% 1,987,428 29.7% Core CD's (1) 590,936 9.7% 829,435 11.9% 855,835 12.8% Wholesale Money Market 450,167 7.4% 644,563 9.2% 527,841 7.9% Wholesale CD's 486,948 8.0% 497,964 7.1% 507,219 7.6% Total Deposits 6,121,801$ 100% 6,974,285$ 100% 6,682,919$ 100% As of December 31, 2018 As of March 31, 2019As of March 31, 2018

Detail of Loan Portfolio

(Dollar Value in Thousands)

County	C&I	Owner Occupied CRE	Income Producing CRE	CRE Bridge Financing	Owner Occupied Const.	CRE Construction	Land	Residential Mortgage	Consumer	TOTAL	% of Total
Maryland											
Montgomery	$ 383,892	$166,493	$ 246,264	$ 289,181	$ 13,194	$ 92,478	$ 702	$ 12,900	$ 42,586	$1,247,690	17.4%
Prince George's	135,257	147,355	290,477	62,879	8,928	29,459	14,716	331	1,839	691,241	9.6%
Baltimore	41,213	32,680	63,234	81,739	2,507	912	-	-	258	222,543	3.1%
Anne Arundel	15,009	20,080	23,544	29,159	-	10,491	-	2,914	1,037	102,234	1.4%
Frederick	6,393	640	62,869	3,985	-	380	6,442	738	376	81,823	1.1%
Howard	16,710	32,095	35,124	15,241	-	1,425	1,236	743	1,295	103,869	1.4%
Eastern Shore	7,426	10,784	65,566	-	-	298	138	1,297	198	85,707	1.2%
Charles	4,368	20,527	3,981	-	-	-	-	450	186	29,512	0.4%
Other MD	4,725	8,908	18,240	-	-	326	3,029	-	625	35,853	0.5%
Washington DC	366,614	232,231	588,241	529,897	24,553	642,150	14,629	47,197	18,750	2,464,262	34.4%
Virginia											
Fairfax	262,876	62,407	196,452	141,558	-	75,943	4,761	15,662	11,637	771,296	10.8%
Loudoun	34,761	48,552	60,753	47,114	11,414	9,677	6,510	1,734	3,029	223,544	3.1%
Arlington	56,780	2,313	87,001	14,942	1,520	31,675	-	726	2,415	197,372	2.8%
Alexandria	39,847	6,620	24,325	18,131	-	49,160	-	1,680	1,639	141,402	2.0%
Prince William	8,740	32,500	83,793	22,979	207	9,855	-	-	1,573	159,647	2.2%
Fauquier	-	3,024	5,055	3,236	-	-	-	778	258	12,351	0.2%
Other VA	12,371	47,502	107,727	1,709	-	28	168	424	660	170,589	2.4%
Other USA	113,853	115,661	115,797	30,498	2,522	30,983	6,734	14,287	1,788	432,123	6.0%
Total	$1,510,835	$990,372	$2,078,443	$1,292,248	$64,845	$985,240	$59,065	$101,861	$90,149	$7,173,058	100.0%
% of Total	21.1%	13.8%	29.0%	18.0%	0.9%	13.7%	0.8%	1.4%	1.3%	100.0%	
	34.9%		47.0%		15.4%						

- Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County
- Held for Sale residential mortgages not included

NOTE: Data as of March 31, 2019

EAGLE BANCORP, INC.
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Credit Quality Trends 22 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. (Dollar Values in Thousands) 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1 Nonperforming Assets: Accruing Loans 90 or More Days Past Due -$ -$ -$ -$ -$ -$ Nonaccrual 22,443 13,239 17,875 13,238 16,277 40,261 Total Nonperforming Loans (NPLs) 22,443$ 13,239$ 17,875$ 13,238$ 16,277$ 40,261$ Other Real Estate Owned (OREO) 13,224 5,852 2,694 1,394 1,394 1,394 Total Nonperforming Assets 35,667$ 19,091$ 20,569$ 14,632$ 17,671$ 41,655$ Performing Restructured Loans (TDRs) 13,502 11,836 7,924 12,339 13,601 26,175 NPAs/Assets 0.68% 0.31% 0.30% 0.20% 0.21% 0.50% NPAs+TDRs/Assets 0.94% 0.51% 0.41% 0.36% 0.37% 0.81% Reserves 46,075$ 52,687$ 59,073$ 64,758$ 69,944$ 69,944$ Reserves/Loans 1.07% 1.05% 1.04% 1.01% 1.00% 0.98% Charge-Offs NCOs/Average Loans 0.17% 0.17% 0.09% 0.06% 0.05% 0.19%

Consistent Asset Quality 23 Total Loans ($mms) Note: Virginia Heritage Bank acquisition closed on October 31, 2014. Net Charge-Off History for the periods ended December 31, 2018 EGBN EGBN Loan Type 2 Year Avg. 3 Year Avg. Income Producing CRE 0.03% 0.04% Owner Occupied CRE 0.01% 0.01% Construction and Land 0.09% 0.05% Commercial & Industrial 0.12% 0.18% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 Mar- 15 Jun- 15 Sep- 15 Dec- 15 Mar- 16 Jun- 16 Sep- 16 Dec- 16 Mar- 17 Jun- 17 Sep- 17 Dec- 17 Mar- 18 Jun- 18 Sep- 18 Dec- 18 Mar- 19 Total Loans ($) NPAs (%) Charge Offs (%) (Dollar Values in Thousands) Loan NPAs/ Average Year Growth Assets Charge-Offs 2014 $1,367,241 0.68% 0.17% 2015 $685,969 0.31% 0.17% 2016 $679,525 0.30% 0.09% 2017 $733,635 0.20% 0.06% 2018 $579,919 0.21% 0.05% 2019 YTD $181,611 0.50% 0.19%

Strength in C&I Lending 24  At 22% of the Loan Portfolio, EagleBank has a much larger presence in C&I Lending than other local peer banks  C&I Loan Portfolio is predominantly variable rate loans  16% Annual growth rate of Owner Occupied Loans, which are key to small and mid - market relationships  DDA Operating Accounts of C&I relationships are a critical component of deposit composition strategy  Treasury Management services provide opportunity for relationship retention and expansion

CRE Risk Management 25  Executive & Board Level Oversight of Approval Process  Disciplined Underwriting  Proactive Portfolio Management  Quarterly Stress Testing of CRE Portfolio  Quarterly Independent Credit Review  Dedicated Special Assets Team

CRE Concentration 26 (1) All peer group and other data is from the FR Y - 9C and Bank Holding Company Performance Report. Peer group data is based on the Compa ny’s asset size at the time of reporting. (2) Represents CRE (excluding owner occupied) concentration as a percentage of EGBN consolidated risk - based capital. * Virginia Heritage Bank acquisition closed on October 31, 2014 . (Dollar Values in Thousands) 2010Y 2011Y 2012Y 2013Y 2014Y* 2015Y 2016Y 2017Y 2018Y 2019Q1 Total CRE Portfolio (excl Own Occ) 909,058$ 1,147,897$ 1,431,984$ 1,660,266$ 2,453,662$ 2,978,550$ 3,246,636$ 3,900,263$ 4,213,281$ 4,385,841$ CRE/Total Loans (1) 51.77% 47.63% 57.44% 56.37% 56.78% 59.59% 57.18% 60.83% 60.26% 61.14% CRE Nonperforming Loans NPLs/Total CRE 1.43% 1.67% 1.40% 0.88% 0.23% 0.22% 0.34% 0.16% 0.14% 0.45% Peer NPLs/Total CRE (1) 4.42% 3.52% 2.40% 1.50% 0.86% 0.53% 0.40% 0.33% 0.41% Total Net Charge Offs NCOs/Total CRE 0.18% 0.09% 0.18% 0.07% 0.07% 0.06% 0.04% 0.07% 0.01% 0.06% Peer NCOs/Total CRE (1) 1.53% 1.10% 0.67% 0.22% 0.06% 0.01% 0.01% 0.01% 0.01% CRE Concentration (2) 401.12% 392.96% 375.05% 377.00% 388.64% 394.40% 319.33% 345.17% 325.08% 328.92%

ADC Concentration 27 (1) All peer group and other data is from the FR Y - 9C and Bank Holding Company Performance Report. Peer group data is based on t he Company’s asset size at the time of reporting . (2) Represents ADC concentration as a percentage of EGBN consolidated risk - based capital. (3) Adjusted ADC Concentration exclud es loans which are income producing and have a U & O permit. * Virginia Heritage Bank acquisition closed on October 31, 2014 . (Dollar Values in Thousands) 2010Y 2011Y 2012Y 2013Y 2014Y* 2015Y 2016Y 2017Y 2018Y 2019Q1 Total ADC Portfolio 327,718$ 448,470$ 539,069$ 628,880$ 798,241$ 909,654$ 976,599$ 1,413,922$ 1,616,098$ 1,626,531$ ADC/Total Loans (1) 18.66% 18.61% 21.62% 21.35% 18.47% 18.20% 17.20% 22.05% 23.12% 22.68% ADC Nonperforming Loans NPLs/Total ADC 4.50% 3.89% 3.45% 1.33% 0.51% 0.08% 0.13% 0.05% 0.25% 0.19% Peer NPLs/Total ADC (1) 11.24% 8.85% 6.51% 2.91% 1.28% 0.63% 0.35% 0.21% 0.18% Total Net Charge Offs NCOs/Total ADC 0.52% 0.28% 0.44% 0.21% 0.26% -0.02% 0.16% 0.15% 0.01% 0.00% Peer NCOs/Total ADC (1) 4.30% 3.09% 2.37% 0.46% -0.11% -0.04% -0.06% -0.04% -0.02% ADC Concentration (2) 144.60% 153.52% 141.19% 142.80% 126.44% 120.45% 96.05% 125.13% 124.69% 121.98%

Capital Strength

(Dollar Values in Thousands)	2014Y	2015Y	2016Y	2017Y	2018Y	2019Q1
Total Assets	$ 5,247,880	$ 6,075,577	$ 6,890,096	$ 7,493,617*	$ 8,389,137	$ 8,388,406
Total Common Stockholders' Equity	$ 548,859	$ 738,601	$ 842,799	$ 965,026*	$ 1,108,941	$ 1,148,488
Total Regulatory Capital	$ 631,340	$ 755,212	$ 1,016,713	$ 1,129,954	$ 1,297,427	$ 1,333,424
Tier 1 Leverage Ratio	10.69%	10.90%	10.72%	11.45%	12.10%	12.55%*
Tier 1 Risk Based Capital Ratio	10.39%	10.68%	10.80%	11.23%	12.49%	12.75%*
Total Risk Based Capital Ratio	12.97%	12.75%	14.89%	15.02%	16.08%	16.27%*
Common Equity Tier 1 (CETI) Ratio	N/A	10.68%	10.80%	11.23%	12.49%	12.75%*
Tangible Common Equity Ratio (1)	8.54%	10.56%	10.84%	11.44%	12.11%	12.65%*

- $150 million of 10 Year, 5 Year non-call, 5.00% Subordinated Notes sold in July 2016
- $100 million of Common Equity raised through an underwritten offering in March 2015
- $70 million of 10 Year non-call 5.75% Subordinated Notes sold in August 2014
- $10 million of Common Equity raised through an underwritten offering in October 2012
- $35 million of Common Equity raised through an At the Market Offering during May through October 2012

(1) This constitutes a non-GAAP financial measure. Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 34 - 38. * Data for 2017 & Q1 2019 is shown on an adjusted basis.

EAGLE BANCORP, INC.
28

Key Success Factors 29 ▪ Building and maintaining core relationships o Cross sales o Focus on key customers ▪ Maintenance of strong credit culture o Conservative underwriting criteria and loan policies o Disciplined committee approval and review process o Portfolio is balanced among C&I, CRE and Construction o Periodic loan and portfolio stress testing o Proactive identification and resolution of problem credits ▪ Built and preserved a strong capital position and balance sheet o Nine capital raising events since August 2008 o Increasing quarterly profitability since January 1, 2009 has consistently bolstered the capital position

Key Success factors (continued) 30  Disciplined ALCO process  Maintained focus on areas of strength o Concentration on core geographic markets and products  P roper infrastructure to support the increased volume of business and regulation  Comprehensive Management and Board level reporting  Human Resources o Recruiting of strong, seasoned bankers with local market knowledge and experience o Well designed, incentive based compensation plans o Stability of staff, low turnover rate

EagleBank Growth Strategy 31  Profitability • Pricing discipline to sustain Net Interest Margin • Prudent expense management with streamlined branch system to maintain Efficiency Ratio  Sustain Credit Quality • Maintain balanced portfolio mix: C&I, CRE and Construction • Enhanced monitoring of individual credits • Expanded stress testing  Emphasis on Organic Growth • Only 3.00% deposit market share in DC Metro Area • Significant opportunities to expand C&I business lines including loans and treasury management products • Attract new relationships and develop cross sell opportunities • Enhance infrastructure to support growth beyond $10 billion in assets  Expanded Sources of Noninterest Income • SBA guaranteed loans, residential mortgage origination , FHA commercial mortgage origination, treasury management services, insurance

EGBN Stock Price Performance 32 Total Return Performance 1 Year 3 Year 5 Year EGBN (16.1%) 4.2% 39.1% NASDAQ Bank Stock Index (13.0%) 32.3% 32.3% NASDAQ Stock Market Index 9.4% 59.5% 84.1% S & P 500 Index 7.3% 37.9% 51.4% SOURCE: SNL Financial, Chart and calculations as of close of trading on March 29, 2019

Appendices 33

Non - GAAP Reconciliation 34 GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 Common shareholders' equity 1,023,137$ 1,061,651$ 1,108,941$ 1,148,488$ Less: Intangible assets (106,820) (106,481) (105,766) (105,466) Tangible common equity 916,317$ 955,170$ 1,003,175$ 1,043,022$ Book value per common share 29.82$ 30.94$ 32.25$ 33.25$ Less: Intangible book value per common share (3.11) (3.10) (3.08) (3.05) Tangible book value per common share 26.71$ 27.84$ 29.17$ 30.20$ Total assets 7,880,017$ 8,057,855$ 8,389,137$ 8,388,406$ Less: Intangible assets (106,820) (106,481) (105,766) (105,466) Tangible assets 7,773,197$ 7,951,374$ 8,283,371$ 8,282,940$ Tangible common equity ratio 11.79% 12.01% 12.11% 12.59%

Non - GAAP Reconciliation 35 * Data for 2017 is shown on an operating basis. GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017* December 31, 2018 Common shareholders' equity 548,859$ 738,601$ 842,799$ 965,026$ 1,108,941$ Less: Intangible assets (109,908) (108,542) (107,419) (107,212) (105,766) Tangible common equity 438,951$ 630,059$ 735,380$ 857,814$ 1,003,175$ Book value per common share 18.21$ 22.07$ 24.77$ 28.23$ 32.25$ Less: Intangible book value per common share (3.65) (3.24) (3.16) (3.14) (3.08) Tangible book value per common share 14.56$ 18.83$ 21.61$ 25.09$ 29.17$ Total assets 5,247,880$ 6,076,649$ 6,890,097$ 7,493,617$ 8,389,137$ Less: Intangible assets (109,908) (108,542) (107,419) (107,212) (105,766) Tangible assets 5,137,972$ 5,968,107$ 6,782,678$ 7,386,405$ 8,283,371$ Tangible common equity ratio 8.54% 10.56% 10.84% 11.61% 12.11%

Non - GAAP Reconciliation 36 Eagle Bancorp, Inc. GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) GAAP Change Non-GAAP GAAP Change Non-GAAP Income Statements: Income tax expense 35,395 (14,588) 20,807 85,504 (14,588) 70,916 Net income 15,569$ 14,588 30,157$ 100,232$ 14,588 114,820$ Performance Ratios (annualized): Return on average assets 0.82% 1.60% 1.41% 1.62% Return on average common equity 6.49% 12.57% 11.06% 12.67% Assets GAAP Change Non-GAAP Deferred income taxes 28,770 14,588 43,358 Total Assets 7,479,029$ 14,588$ 7,493,617$ Shareholders' Equity Retained earnings 431,544 14,588 446,132 Total Shareholders' Equity 950,438 14,588 965,026 Total Liabilities and Shareholders' Equity 7,479,029$ 14,588 7,493,617$ Interest Income GAAP Change Non-GAAP GAAP Change Non-GAAP Income Tax Expense 35,395 (14,588) 20,807 85,504 (14,588) 70,916 Net Income 15,569$ 14,588$ 30,157$ 100,232$ 14,588$ 114,820$ Earnings Per Common Share Basic 0.46$ 0.43$ 0.88$ 2.94$ 0.43$ 3.36$ Diluted 0.45$ 0.42$ 0.88$ 2.92$ 0.42$ 3.35$ As of December 31, 2017 Three Months Ended December 31, 2017 Twelve Months Ended December 31, 2017 Three Months Ended December 31, 2017 Twelve Months Ended December 31, 2017

Non - GAAP Reconciliation 37 Eagle Bancorp, Inc. GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) GAAP Change Non-GAAP Noninterest Expense Salaries and employee benefits 23,644 (6,153) 17,491 Total noninterest expense 38,304 (6,153) 32,151 Income Before Income Tax Expense 45,645 6,153 51,798 Income Tax Expense 11,895 1,404 13,299 Net Income 33,749$ 4,749$ 38,499$ Earnings Per Common Share Basic 0.98$ 0.14$ 1.12$ Diluted 0.98$ 0.13$ 1.11$ Book value per common share at period end 33.25$ 33.39$ Tangible book value per common share at period end 30.20$ 30.33$ Return on average assets 1.62% 1.85% Return on average common equity 12.12% 13.84% Return on average tangible common equity 13.38% 15.26% Efficiency ratio 43.87% 36.82% Effective tax rate 26.06% 25.67% Other Ratios: Common equity to total assets 13.69% 13.75% Tier 1 capital (to average assets) 12.49% 12.55% Tier 1 risk based capital ratio 11.69% 11.69% Total capital (to risk weighted assets) 16.22% 16.27% Common equity tier 1 capital (to risk weighted assets) 12.69% 12.75% Tangible common equity ratio 12.59% 12.65% Non Interest Expense as a % of average assets 1.81% 1.52% Allowance for credit losses to total nonperforming loans 173.72% 329.15% Three Months Ended March 31, 2019

Non - GAAP Reconciliation 38 (1) Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non-GAAP financial measures derived from GAAP-based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book va lue per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding. The Company considers this information important to shareholders' as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios and as such is useful for investors, regulators, management and others to evaluate capital adequacy and to compare against other financial institutions.

Market Information – Washington, DC MSA 39  Population 6.2 Million □ 6 th largest market in the U.S.  Employment 3.3 Million □ 5 7,000 new jobs created in 12 months ended November, 2018 □ Employment growth driven by private sector, over 220,000 net new private sector jobs created over last five years □ Unemployment rate of 3.0% vs. US average of 3.5% (November 2018)  Gross Regional Product (GRP) $529 Billion □ 5th largest regional economy in the U.S. □ 16.7% growth in GRP over the last 10 years □ Federal Government Spending is 31.0% of GRP □ Highest median household income of any major U.S. market

Greater Washington Economy 40 Total Federal Spending = 30.9% of GRP GRP Contribution by Sub - market Education & Health Care 5.8% Other 1.5% Non-Local Business 15.5% Associations 1.8% Hospitality 2.7% International 3.8% Other Federal 16.8% Federal Procurement 14.1% Local Business 38.0% Suburban Maryland 28.0% District of Columbia 24.0% Northern Virginia 48.0% Gross Regional Product $529 Billion SOURCE: Stephen S. Fuller Institute - George Mason University

Loan Portfolio and Growth 41 (Dollar Values in Thousands) Annual Growth Rate Loan Type Balance % of Total Balance % of Total Balance % of Total % Commercial and Industrial 1,426,042$ 21.6% 1,553,111$ 22.2% 1,510,835$ 21.1% 5.9% Commercial Real Estate: Owner Occupied 800,748 12.1% 887,814 12.7% 990,372 13.8% 23.7% Income Producing 2,072,634 31.4% 2,030,826 29.1% 2,078,443 29.1% 0.3% CRE Bridge Financing 1,064,864 16.1% 1,226,073 17.5% 1,292,248 18.0% 21.4% Subtotal 3,938,246$ 59.6% 4,144,713$ 59.3% 4,361,063$ 60.8% 10.7% Construction & Land: Owner Occupied 40,547 0.6% 57,797 0.8% 64,845 0.9% 59.9% CRE Construction 925,271 14.1% 980,938 14.1% 985,240 13.8% 6.5% Land 74,995 1.1% 58,877 0.8% 59,065 0.8% (21.2%) Subtotal 1,040,813$ 15.8% 1,097,612$ 15.7% 1,109,150$ 15.5% 6.6% Residential Mortgage 103,932$ 1.6% 106,419$ 1.5% 101,861$ 1.4% (2.0%) Consumer & Other 93,493$ 1.4% 89,592$ 1.3% 90,149$ 1.3% (3.6%) Total Loans 6,602,526$ 100.0% 6,991,447$ 100.0% 7,173,058$ 100.0% 8.6% As of March 31, 2018 As of December 31, 2018 As of March 31, 2019

Geographic Detail – Income Producing CRE

(Dollar Value in Thousands)

County	Office/ Condo	Hotel	Redevel./ Retail	Mixed Use	Multi-Family	Industrial	Single & 1-4 Family	Other	TOTAL	% of Total
Maryland										
Montgomery	$ 65,470	$ -	$ 21,079	$ 95,039	$ 19,198	$ 17,974	$ 10,404	$ 17,100	$ 246,264	11.8%
Prince George's	39,349	102,773	43,549	2,769	37,400	35,668	2,385	26,584	290,477	14.0%
Baltimore	1,563	18,937	7,472	30,252	2,225	600	2,185	-	63,234	3.0%
Anne Arundel	1,948	9,730	8,877	-	-	2,989	-	-	23,544	1.1%
Frederick	6,320	-	40,280	2,682	-	2,273	3,594	7,720	62,869	3.0%
Eastern Shore	1,921	59,774	513	-	-	-	1,357	2,001	65,566	3.2%
Howard	2,291	-	10,729	-	-	20,555	295	1,254	35,124	1.7%
Charles	-	-	644	-	-	-	156	3,181	3,981	0.2%
Other MD	6,355	-	1,446	155	1,320	8,964	-	-	18,240	0.9%
Washington DC	77,461	147,011	41,902	134,912	97,997	3,268	79,690	6,000	588,241	28.3%
Virginia										
Fairfax	91,204	-	42,192	476	1,072	701	5,474	55,333	196,452	9.5%
Loudoun	19,658	-	14,926	-	-	17,705	1,519	6,945	60,753	2.9%
Arlington	31,316	47,000	200	-	250	-	6,017	2,218	87,001	4.2%
Alexandria	14,214	-	2,050	4,161	-	3,900	-	-	24,325	1.2%
Prince William	13,883	28,305	16,922	15,459	-	4,946	993	3,285	83,793	4.0%
Fauquier	-	-	5,055	-	-	-	-	-	5,055	0.2%
Other VA	61,438	-	35,898	5,704	-	225	1,669	2,793	107,727	5.2%
Other USA	4,029	2,356	9,931	455	31,844	948	2,870	63,364	115,797	5.6%
Total	$438,420	$415,886	$303,665	$292,064	$191,306	$120,716	$118,608	$197,778	$2,078,443	100.0%
% of Total	21.1%	20.0%	14.6%	14.1%	9.2%	5.8%	5.7%	9.5%	100.0%	

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County

NOTE: Data as of March 31, 2019

EAGLE BANCORP, INC.
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Geographic Detail – Construction

(Dollar Value in Thousands)

County	Mixed Use	Office	Residential Condo	Single & 1-4 Family	Multi-Family	Hotel	Retail	Other	TOTAL	% of Total
Maryland										
Montgomery	$ 1,836	$ 23,562	$ 2,772	$ 55,151	$ 2,721	$ -	$ -	$ 6,436	$ 92,478	9.4%
Prince George's	-	-	-	4,948	1,023	17,941	-	5,547	29,459	3.0%
Baltimore	-	-	-	912	-	-	-	-	912	0.1%
Anne Arundel	10,491	-	-	-	-	-	-	-	10,491	1.1%
Frederick	-	-	-	380	-	-	-	-	380	0.0%
Eastern Shore	-	-	-	298	-	-	-	-	298	0.0%
Howard	-	-	-	884	-	-	-	541	1,425	0.1%
Charles	-	-	-	-	-	-	-	-	-	0.0%
Other MD	-	-	-	326	-	-	-	-	326	0.0%
Washington DC	122,675	147,504	144,770	48,752	159,400	-	2,004	17,045	642,150	65.3%
Virginia										
Fairfax	-	7,438	7,284	37,777	769	-	2,825	19,850	75,943	7.7%
Loudoun	1,827	2,899	4,441	510	-	-	-	-	9,677	1.0%
Arlington	-	-	18,800	12,875	-	-	-	-	31,675	3.2%
Alexandria	47,468	-	-	1,692	-	-	-	-	49,160	5.0%
Prince William	-	-	-	2,661	-	-	-	7,194	9,855	1.0%
Fauquier	-	-	-	-	-			-	-	0.0%
Other VA	-	-	-	28	-	-	-	-	28	0.0%
Other USA	-	-	-	75	-	28,713	-	2,195	30,983	3.1%
Total	$184,297	$181,403	$178,067	$167,269	$163,913	$46,654	$4,829	$58,808	$985,240	100.0%
% of Total	18.7%	18.4%	18.1%	17.0%	16.6%	4.7%	0.5%	6.0%	100.0%	
Renovation	$ 52,686	$ 152,378	$ 33,883	$ 44,676	$ 54,718	$ -	$ 3,997	$ 36,030	$ 378,368	38.4%
Ground-Up	$ 131,611	$ 29,025	$ 144,184	$ 122,593	$ 109,195	$ 46,654	$ 832	$ 22,778	$ 606,872	61.6%

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County
- Recognized expertise in Single Family and Condo construction lending
- Portfolio is diversified among collateral types

NOTE: Data as of March 31, 2019

EAGLE BANCORP, INC.
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Conservative Securities Portfolio

(Dollar Values in Thousands)

Security Type	March 31, 2019 Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
US Government Agency Securities	$240,675	$435	$2,091	$239,019	31.1%
Mortgage Backed Securites - GSEs	479,162	3,027	4,286	477,903	61.9%
Municipal Bonds	44,929	684	80	45,533	5.8%
Corporate Bonds	9,503	66	13	9,556	1.2%
Other Equity Investments	218	-	-	218	0.0%
Total Securities	$774,487	$4,212	$6,470	$772,229	100.0%

Security Type	December 31, 2018 Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
US Government Agency Securities	$260,150	$228	$4,033	$256,345	32.8%
Mortgage Backed Securites - GSEs	477,949	1,575	7,293	472,231	60.2%
Municipal Bonds	45,814	439	484	45,769	5.8%
Corporate Bonds	9,503	79	6	9,576	1.2%
Other Equity Investments	218	-	-	218	0.0%
Total Securities	$ 793,634	$ 2,321	$ 11,816	$ 784,139	100.0%

Security Type	March 31, 2018 Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
US Government Agency Securities	$196,210	$130	$4,249	$192,091	33.2%
Mortgage Backed Securites - GSEs	337,362	113	8,235	329,240	57.2%
Municipal Bonds	48,577	642	614	48,605	8.2%
Corporate Bonds	8,004	159	-	8,163	1.4%
Other Equity Investments	218	-	-	218	0.0%
Total Securities	$590,371	$1,044	$13,098	$578,317	100.0%

- Portfolio has $2.3 million of net unrealized losses at March 31, 2019
- No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs
- Average life of portfolio is 3.3 years
- Excludes Federal Reserve and Federal Home Loan Bank stock

EAGLE BANCORP, INC.
44

Nationally Recognized Financial Performance 45 ▪ “Top Investment Idea” Recommendation 2012 ▪ “Sm - All Stars” Designation 2011, 2013, 2014, 2015, 2016 & 2017 ▪ Designated as a “Challenger” Bank 2015 & 2016 ▪ Member of KBW Bank Honor Roll 2010 - 2018 ▪ Ronald D. Paul named East Coast Region Community Banker of the Year 2014 Independent Community Bankers of America ▪ Community Bankers Cup Award 2012 - 2017

Highly Regarded by Bank Rating Firms 46 FIRM BANK RATING B AUER F INANCIAL , I NC A - 300/300 Green - ***

Experienced Management Team

Susan G. Riel, Interim Chief Executive Officer & President Eagle Bancorp & EagleBank

Ms. Riel, Senior Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer. Ms. Riel has been with the bank for 20 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution's acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 42 years of experience in the commercial banking industry. Ms. Riel was recently included in the Bisnow 2017 Power Series: Women of Influence in Commercial Real Estate.

Charles D. Levingston, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank

Mr. Levingston, Executive Vice President and Chief Financial Officer of the Bank and Company as of April 2017, most recently served as Executive Vice President of Finance at the Bank. Mr. Levingston, a CPA, served in various financial and senior management roles at the bank prior to his current role. Mr. Levingston joined the bank in January 2012, and previously worked at the Federal Reserve Banks of Atlanta and Philadelphia as a commissioned Bank Examiner, and at PriceWaterhouseCoopers as a Manager in the Advisory practice. He has over 18 years of experience in the banking industry.

EAGLE BANCORP, INC.
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Experienced Management Team (continued)

Janice L. Williams, EVP, Chief Credit Officer

Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past 15 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland.

Antonio F. Marquez, EVP, Chief Commercial Real Estate Lending Officer

Mr. Marquez, Executive Vice President, joined EagleBank in 2011 as the Chief Real Estate Lender. Prior to joining EagleBank, Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market Earlier he was the head of Commercial Real Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New York and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 33 years of experience in the banking industry in the Washington, DC metropolitan area.

Lindsey S. Rheaume, EVP, Chief C&I Lending Officer

Mr. Rheaume joined EagleBank as Chief C&I Lending Officer in December 2014 and has over 33 years of commercial lending, credit risk and managerial experience in the financial industry. Most recently, he served as relationship executive for JP Morgan Chase, responsible for business development in the DC, suburban Maryland and Northern Virginia market with clients ranging in revenue from $20MM to $500MM. Previously, he served as executive vice president and commercial lending manager at Virginia Commerce Bank—which was acquired by United Bank in 2014—where he managed the bank's entire commercial and industrial lending activities. Earlier in his career, he held senior commercial lending and credit positions with SunTrust Bank, GE Capital and Bank of America.

EAGLE BANCORP, INC.
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Historical Balance Sheet

(Dollar Values in Thousands)	2014Y	2015Y	2016Y	2017Y*	2018Y	5 Year Compound Growth Rate	2019YTD
Assets							
Cash and Equivalents	$256,025	$298,363	$368,163	$190,473	$321,864	1.0%	$122,090
Securities Available for Sale	404,903	504,772	559,708	625,592	807,645	15.7%	807,224
Total Cash and Securities	660,928	803,135	927,871	816,065	1,129,509	10.2%	929,314
Gross Loans HFI	4,312,399	4,998,368	5,677,893	6,411,528	6,991,447	18.9%	7,173,058
Loan Loss Reserves	46,075	52,687	59,074	64,758	69,944	11.3%	69,943
Loans Held for Sale	44,317	47,492	51,629	25,096	19,254	(14.5%)	20,268
Total Net Loans	4,310,641	4,993,173	5,670,448	6,371,866	6,940,757	18.7%	7,123,383
Real Estate Owned	13,224	5,852	2,694	1,394	1,394	(31.5%)	1,394
Total Intangibles	109,626	108,155	106,947	106,824	105,470	100.2%	105,197
Total Servicing Rights	282	387	472	388	296	4.8%	269
Other Assets	153,179	164,875	181,664	197,080	211,711	12.8%	228,849
Total Assets	$5,247,880	$6,075,577	$6,890,096	$7,493,617	$8,389,137	17.3%	$8,388,406
Liabilities							
Deposits	$4,310,768	$5,158,444	$5,716,114	$5,853,984	$6,974,285	16.7%	$6,682,919
FHLB Borrowings	140,000	0	0	325,000	0	(100.0%)	250,000
Repurchase Agreements	61,120	72,356	68,876	76,561	30,413	(17.7%)	26,418
Subordinated Debt	79,300	68,928	216,514	216,905	217,296	87.8%	217,394
Other Liabilities	35,933	37,248	45,793	56,141	58,202	12.4%	63,187
Total Liabilities	4,627,121	5,336,976	6,047,297	6,528,591	7,280,196	16.6%	7,239,918
Equity							
Preferred Equity	71,900	0	0	0	0	(100.0%)	0
Common Equity	546,212	738,410	845,180	966,775	1,113,216	26.7%	1,149,480
Net Unrealized Gain (Loss)	2,647	191	(2,381)	(1,749)	(4,275)	5.2%	(992)
Total Stockholders Equity	620,759	738,601	842,799	965,026	1,108,941	23.0%	1,148,488
Total Liabilities and Equity	$5,247,880	$6,075,577	$6,890,096	$7,493,617	$8,389,137	17.3%	$8,388,406
Balance Sheet Analysis (%)							
Total Gross Loans/ Total Asset	82.17	82.27	82.41	85.56	83.34		85.51
Loans/ Deposits	100.04	96.90	99.33	109.52	100.25		107.33
Reserves/ Loans	1.07	1.05	1.04	1.01	1.00		0.98
Annualized Growth Rates (%)							
Asset Growth Rate	39.15	15.77	13.41	8.76	11.95		-0.03
Gross Loans HFI	46.42	15.91	13.59	12.92	9.04		10.39
Deposit Growth Rate	33.65	19.66	10.81	2.41	19.14		-16.71

* Data for 2017 is shown on an operating basis.

EAGLE BANCORP, INC.
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Historical Income Statement

(Dollar Values in Thousands, except per share data)

	2014Y*	2015Y	2016Y	2017Y**	2018Y	5 Year Compound Growth Rate	2019YTD**
Total Interest Income	$ 191,573	$ 253,180	$ 285,805	$ 324,034	$ 393,286	20.1%	$ 105,134
Total Interest Expense	13,095	19,238	27,641	40,147	76,293	43.6%	24,117
Net Interest Income	178,478	233,942	258,164	283,887	316,993	17.0%	81,017
Loan Loss Provision	10,879	14,638	11,331	8,971	8,660	(2.0%)	3,360
Service Charges on Deposits	4,906	5,397	5,821	6,364	7,014	8.8%	1,694
Gain/Loss on Sale of Loans	6,886	11,973	11,563	9,276	5,963	(16.4%)	1,388
Gain/Loss on Sale of Securities	22	2,254	1,194	542	97	38.5%	912
Loss on early extinguishment of debt	-	(1,130)	-	-	-	100.0%	-
BOLI Revenue	1,283	1,589	1,554	1,466	1,507	15.9%	425
Other Noninterest Income	5,248	6,545	7,152	11,725	8,005	10.8%	1,872
Total Noninterest Income	18,345	26,628	27,284	29,373	22,586	(1.8%)	6,291
Salaries and Employee Benefits	57,268	61,749	67,010	67,129	67,734	7.4%	17,491
Premises and Equipment Expenses	13,317	16,026	15,118	15,632	15,660	5.6%	3,852
Marketing and Advertising	1,999	2,748	3,495	4,095	4,566	22.0%	1,148
Data Processing	6,163	7,533	7,747	8,220	9,714	10.5%	2,375
Legal, Accounting and Professional Fees	3,439	3,729	3,673	5,053	9,742	26.8%	1,709
FDIC Insurance	2,333	3,154	2,718	2,554	3,512	9.2%	1,116
Merger Expenses	4,699	141	-	-	-	100.0%	-
Other Noninterest Expenses	10,510	15,636	15,254	15,869	15,783	5.0%	4,460
Total Noninterest Expense	99,728	110,716	115,015	118,552	126,711	8.4%	32,151
Net Income Before taxes	86,216	135,216	159,102	185,736	204,208	22.1%	51,798
Income taxes	31,958	51,049	61,395	70,916	51,932	12.9%	13,299
Net Income	54,258	84,167	97,707	114,820	152,276	26.5%	38,499
Preferred Dividends	614	601	-	-	-	(100.0%)	-
Net Income Available to Common	$ 53,644	$ 83,566	$ 97,707	$ 114,820	$ 152,276	26.8%	$ 38,499
Earnings per Share - Diluted	$ 2.08	$ 2.50	$ 2.86	$ 3.35	$ 4.42		$ 1.11

Virginia Heritage Bank acquisition closed on October 31, 2014.
* Data for 2014 is shown on an operating basis, net of merger related expenses; ** Data for 2017 & Q1 2019 is shown on an adjusted basis. Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 34 - 38.

EAGLE BANCORP, INC.
50